                                                                    EXHIBIT 16



                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


              SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS


The standardized and nonstandardized average annual total returns are computed according to the formula described below. A hypothetical initial investment of $1,000 is applied to an account, and then related to ending redeemable values as of the most recent fiscal year end over a 1-year, 3-year (nonstandardized only), 5-year, and 10-year period, or since inception if an account has not been in existence for one of the prescribed periods.


T = (ERV/P)1/n - 1 where:

   T = average annual total return
   P = a hypothetical initial payment of $1,000 n = the applicable year (1, 3, 5, 10) or portion thereof
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each of the periods

Both the standardized and nonstandardized performance returns reflect the deduction for the management fee for an account, and the mortality and expense risk charge. In addition, market timing fees are included as expenses in the calculation of the total returns for periods on or after May 1, 1990, the date on which the market timing fee became a charge against the daily net assets of the timed accounts.

Standardized Method

The standardized returns take into consideration all fees and/or charges applicable to an account or contract.

Under the standardized method, the $15 semiannual contract administrative charge is reflected in the calculation and is assumed to be deducted at the end of June and December of each year. It is expressed as a percentage of assets based on the actual fees collected divided by the average net assets for contracts sold under the prospectus for each year for which performance is shown.

Since the 5% contingent deferred sales charge applies only for 5 years, the ending redeemable value for the 10-year period does not reflect this charge.

Nonstandardized Method

Nonstandardized returns do not reflect the deduction of any applicable contingent deferred sales charge or the $15 semiannual contract administrative charge, which, if reflected, would decrease the level of performance shown. The contingent deferred sales charge is not reflected because the contract is designed for long-term investment.

For a Schedule of the Computation of the Total Return Quotations, both Standardized and Nonstandardized, see attached.

PAGE    22

                                    UNIVERSAL ANNUITY MSA & FUND U STANDARDIZED PERFORMANCE
  TIMED MONEY MARKET FUND

  PRDT         PRICE    DOLLAR1      UNIT1    DOLLAR5      UNIT5   DOLLAR10     UNIT10   SEMFEE
  ----         -----    -------      -----    -------      -----   --------     ------   ------
  12/31/87  1.002660                                               1,000.00    997.347  .003960
  03/31/88  1.015637                                                                    .003150
  06/30/88  1.030641                                                  -1.60     -1.549  .003150
  09/30/88  1.045943                                                                    .003150
  12/30/88  1.064239                                                  -1.64     -1.544  .003150
  03/31/89  1.085286                                                                    .002680
  06/30/89  1.107869                                                  -1.45     -1.306  .002680
  09/29/89  1.128272                                                                    .002680
  12/29/89  1.148818                                                  -1.50     -1.307  .002680
  03/30/90  1.168513                                                                    .002830
  06/29/90  1.184637                                                  -1.64     -1.382  .002830
  09/28/90  1.201661                                                                    .002830
  12/31/90  1.217997                                                  -1.68     -1.382  .002830
  03/28/91  1.229361                                                                    .002970
  06/28/91  1.240486                                                  -1.81     -1.455  .002970
  09/30/91  1.249921                                                                    .002970
  12/31/91  1.257686                         1,000.00    795.111      -1.83     -1.456  .002970
  03/31/92  1.262170                                                                    .003500
  06/30/92  1.266925                            -1.76     -1.386      -2.18     -1.719  .003500
  09/30/92  1.269132                                                                    .003500
  12/31/92  1.270617                            -1.76     -1.387      -2.19     -1.720  .003500
  03/31/93  1.272056                                                                    .003410
  06/30/93  1.273149                            -1.72     -1.350      -2.13     -1.674  .003410
  09/30/93  1.274244                                                                    .003410
  12/31/93  1.275474                            -1.72     -1.347      -2.13     -1.671  .003410
  03/31/94  1.276228                                                                    .002910
  06/30/94  1.279488                            -1.47     -1.147      -1.82     -1.422  .002910
  09/30/94  1.284869                                                                    .002910
  12/30/94  1.292443                            -1.48     -1.142      -1.83     -1.416  .002910
  03/31/95  1.303504                                                                    .001850
  06/30/95  1.314445                             -.95      -.722      -1.18      -.896  .001850
  09/29/95  1.325187                                                                    .001850
  12/29/95  1.333386   1,000.00    749.970       -.96      -.722      -1.19      -.896  .001850
  03/29/96  1.334491                                                                    .001670
  06/28/96  1.342908       -.84      -.624       -.88      -.654      -1.09      -.811  .001670
  09/30/96  1.351958                                                                    .001670
  12/31/96  1.361025       -.85      -.622       -.89      -.651      -1.10      -.808  .001670

                                         ONE YEAR      FIVE YEAR      TEN YEAR

                     ENDING UNITS          748.725      784.602       972.934
                     ACCOUNT VALUE        1,019.03     1,067.86      1,324.19
                     SURRENDER VALUE        969.03     1,017.86
                     TOTAL RETURN            -3.10 %       1.79 %     32.42 %
                     ANNUALIZED RETURN                      .35 %      3.17 %

                                                                    EXHIBIT 13

       SPOTLIGHT ON UNIVERSAL ANNUITY - PERFORMANCE UPDATE AS OF 12/31/96



  FNAME
  -----
  1.)  UTILITIES PORTFOLIO (SMITH BARNEY)
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (02/04/94 ):  1.000000    11.23
                       12/86:
                       12/91:
                       12/93:
                       12/95:  1.283982     6.12
               CURRENT 12/96:  1.362572

  2.)  FIDELITY EQUITY INCOME-PORTFOLIO*
                       UNIT VALUE    RETURN
                       ----------    ------
       INCEPTION (10/09/86 ):   .524217    12.01
                       12/86:   .523774    12.32
                       12/91:   .779960    16.51
                       12/93:  1.051644    16.76
                       12/95:  1.483574    12.85
               CURRENT 12/96:  1.674194

  3.)  TRAVELERS GROWTH & INCOME ACCOUNT
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/16/83 ):  2.756517    10.95
                       12/86:  3.738026    11.77
                       12/91:  6.447267    12.02
                       12/93:  7.006536    17.52
                       12/95:  9.368819    21.37
               CURRENT 12/96: 11.371001

  4.)  DREYFUS STOCK INDEX FUND*
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (09/30/89 ):   .807971    12.26
                       12/86:
                       12/91:  1.005682    13.21
                       12/93:  1.148463    17.65
                       12/95:  1.545680    21.00
               CURRENT 12/96:  1.870303

  5.)  TRAVLERS SOC AWRES STOCK PORTFOLIO#

  FNAME
  -----
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/01/92 ):  1.000000    12.46
                       12/86:
                       12/91:
                       12/93:  1.152985    14.50
                       12/95:  1.460895    18.47
               CURRENT 12/96:  1.730753

  6.)  AM ODYSSEY CORE EQUITY FUND@
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/01/93 ):  1.000000    14.56
                       12/86:
                       12/91:
                       12/93:  1.012373    17.61
                       12/95:  1.354370    21.61
               CURRENT 12/96:  1.647046

  7.)  TEMPLETON GLOBAL STOCK FUND*
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (08/31/88 ):   .772928    12.08
                       12/86:
                       12/91:   .990028    15.11
                       12/93:  1.385364    13.04
                       12/95:  1.655043    20.89
               CURRENT 12/96:  2.000862

  8.)  AM ODYSSEY INTNL EQUITY FUND@
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/01/93 ):  1.000000    12.36
                       12/86:
                       12/91:
                       12/93:  1.180346     9.12
                       12/95:  1.274376    20.36
               CURRENT 12/96:  1.533787

  9.)  FIDELITY GROWTH PORTFOLIO*
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (10/09/86 ):   .498625    13.39
                       12/86:   .498701    13.73
                       12/91:   .948195    13.74
                       12/93:  1.207307    14.35
                       12/95:  1.593743    13.27
               CURRENT 12/96:  1.805177

  10.) CAPITAL APPRECIATION FUND (JANUS)+

  FNAME
  -----
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/16/83 ):  1.000000     8.48
                       12/86:  1.026600    11.44
                       12/91:  1.433412    16.18
                       12/93:  1.892135    17.04
                       12/95:  2.396267    26.60
               CURRENT 12/96:  3.033745

  11.) AM ODYSSEY EMERGING OPPTS FUND@
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/01/93 ):  1.000000    10.85
                       12/86:
                       12/91:
                       12/93:  1.078790    10.60
                       12/95:  1.526112    -4.36
               CURRENT 12/96:  1.459622

  12.) AM ODYSSEY SHORT TERM BOND FUND@
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/01/93 ):  1.000000     3.36
                       12/86:
                       12/91:
                       12/93:  1.020116     3.44
                       12/95:  1.101532     2.49
               CURRENT 12/96:  1.128984

  13.) TRAVELERS QUALITY BOND ACCOUNT
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/16/83 ):  1.783024     7.95
                       12/86:  2.629004     6.77
                       12/91:  3.798712     5.90
                       12/93:  4.380675     4.92
                       12/95:  4.893919     3.38
               CURRENT 12/96:  5.059574

  14.) AM ODYSSEY INTMEDTE TERM BOND FUND@
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/01/93 ):  1.000000     4.06
                       12/86:
                       12/91:
                       12/93:  1.034768     3.81
                       12/95:  1.127795     2.63
               CURRENT 12/96:  1.157496

  15.) TRAVELERS U.S. GOVERN SECURITIES#

  FNAME
  -----
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (01/24/92 ):  1.000000     5.83
                       12/86:
                       12/91:
                       12/93:  1.153070     4.70
                       12/95:  1.320899      .18
               CURRENT 12/96:  1.323272

  16.) TEMPLETON GLOBAL BOND FUND*
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (08/31/88 ):   .788642     6.66
                       12/86:
                       12/91:  1.022356     5.73
                       12/93:  1.172093     4.84
                       12/95:  1.249706     8.08
               CURRENT 12/96:  1.350649

  17.) AM ODYSSEY LONG TERM BOND FUND@
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/01/93 ):  1.000000     5.60
                       12/86:
                       12/91:
                       12/93:  1.084753     4.04
                       12/95:  1.220991      .04
               CURRENT 12/96:  1.221464

  18.) TRAVELERS HIGH YIELD BOND TRUST
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/16/83 ):  1.000000     7.93
                       12/86:  1.412432     7.21
                       12/91:  1.766769     9.91
                       12/93:  2.222328     8.43
                       12/95:  2.472157    14.60
               CURRENT 12/96:  2.833134

  19.) FIDELITY HIGH INCOME PORTFOLIO*
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (09/19/85 ):   .564419    10.63
                       12/86:   .696774     9.74
                       12/91:   .935999    13.53
                       12/93:  1.353807     9.26
                       12/95:  1.567961    12.61
               CURRENT 12/96:  1.765656

  20.) TRAVELERS MANAGED ASSET TRUST

  FNAME
  -----
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/16/83 ):  1.000000     8.66
                       12/86:  1.223010     9.76
                       12/91:  2.033846     8.83
                       12/93:  2.280590    10.83
                       12/95:  2.763480    12.36
               CURRENT 12/96:  3.104925

  21.) FIDELITY ASSET MANAGER PORTFOLIO*
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (09/06/89 ):   .769163    10.30
                       12/86:
                       12/91:   .985224     9.87
                       12/93:  1.300962     6.63
                       12/95:  1.393727    13.17
               CURRENT 12/96:  1.577312

  22.) TEMPLETON GLOBAL ALLOCATION FUND*
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (08/31/88 ):   .764604    10.92
                       12/86:
                       12/91:  1.003260    12.59
                       12/93:  1.333027    10.83
                       12/95:  1.546087    17.38
               CURRENT 12/96:  1.814823

  23.) TRAVELERS MONEY MARKET ACCOUNT
                             UNIT VALUE    RETURN
                             ----------    ------
       INCEPTION (05/16/83 ):  1.118813     5.30
                       12/86:  1.439792     4.62
                       12/91:  1.949230     3.03
                       12/93:  2.028641     3.71
                       12/95:  2.176950     3.94
               CURRENT 12/96:  2.262635